EXHIBIT 10.3


                               SECURITY AGREEMENT

      THIS SECURITY AGREEMENT (this "Agreement") is made as of September 16, 2005, by and between Hydrogen Power, Inc., a Delaware corporation ("Debtor"), and Equitex, Inc., a Delaware corporation ("Secured Party").

                                    RECITALS

      A. Debtor, Secured Party and EI Acquisition Corp., a wholly owned subsidiary of Secured Party ("EI"), entered into that certain Merger Agreement dated of even date herewith (the "Merger Agreement") pursuant to which Secured Party agreed to loan HPI $3,000,000 (the "Loan").

      B. Pursuant to the terms of the Merger Agreement, in consideration of the Loan, Debtor issued to Secured Party on even date herewith a convertible promissory note in the principal amount of $3,000,000 (the "Note"), Debtor's payment of which is to be secured pursuant to the terms herein.

      C. Unless otherwise defined herein or unless the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Uniform Commercial Code in effect in the State of Delaware (the "UCC").

      NOW, THEREFORE, in consideration of the agreements herein and in reliance upon the representations and warranties set forth herein and therein, the parties agree as follows:

      1. To secure the timely payment and performance in full of all of Debtor's obligations under this Agreement and the Note (collectively the "Loan Documents"; such payment and performance obligations shall hereinafter be collectively referred to as the "Obligations"), Debtor hereby grants to Secured Party, subject to no other secured rights, a security interest (the "Security Interest") in the property of Debtor identified on Exhibit A hereto, whether now owned or later acquired or created, and including all proceeds therefrom, whether cash or non-cash (collectively, the "Collateral").

      2. Debtor represents, warrants and agrees that:

            (a) Debtor has (or will have at the time it acquires rights in Collateral hereafter arising) and will maintain so long as the Security Interest may remain outstanding, absolute title to each item of Collateral and all proceeds thereof, free and clear of all interests, liens, attachments, encumbrances and security interests except the Security Interest as provided herein. Debtor will defend the Collateral against all claims or demands of all persons (other than the Secured Party) claiming the Collateral or any interest therein, Debtor will not sell or otherwise dispose of the Collateral or any interest therein except for the sale of Inventory in the normal course of Debtor's business, without the Secured Party's prior written consent.

            (b) Debtor does business solely under its own name and the trade names (if any) set forth below (or if none are listed, Debtor warrants that it does not have any trade names). The sole place of business and chief executive office of Debtor is located at the address set forth in Paragraph 8 below and all of Debtor's records relating to its business or the Collateral are kept at that location. Debtor will not permit any tangible Collateral or any records pertaining to Collateral to be located in any state or area in which, in the event of such location, a financing statement covering such Collateral would be required to be, but has not in fact been, filed in order to perfect the Security Interest. Debtor will not change its name or the location of its place of business, without prior written notice to the Secured Party.

            (c) None of the Collateral is or will become a fixture on real estate, unless a sufficient fixture filing is in effect with respect thereto.

            (d) Each right to payment and each instrument, document, chattel paper and other agreement constituting or evidencing Collateral is (or, in the case of all future Collateral, will be when arising or issued) the valid, genuine and legally enforceable obligation, subject to no defense, setoff or counterclaim, of the account debtor or other obligor named therein or in Debtor's records pertaining thereto as being obligated to pay such obligation. Debtor will not agree to modify, amend, subordinate, cancel or terminate the obligation of any such account debtor or other obligor, without the Secured Party's prior written consent.

            (e) Debtor will keep all tangible Collateral in good repair, working order and condition, normal depreciation excepted.

            (f) Debtor will promptly pay all taxes and other governmental charges levied or assessed upon or against any Collateral or upon or against the creation, perfection or continuance of the Security Interest.

            (g) Debtor will keep all Collateral free and clear of all security interests, liens and encumbrances except the Security Interest provided herein and except other security interests approved in writing by the Secured Party.

            (h) Debtor will at all reasonable times permit the Secured Party or its representatives to examine or inspect any Collateral, or any evidence of Collateral, wherever located, and Debtor will at any time and from time to time send requests for verification of accounts or notices of assignment to account debtors and other obligors.

            (i) Debtor will keep accurate and complete records pertaining to the Collateral and pertaining to Debtor's business and financial condition, prepared on the basis of generally accepted accounting principles consistently applied; will submit to the Secured Party such monthly and other periodic reports concerning the Collateral and Debtor's business and financial condition as the Secured Party may from time to time request; and will permit the Secured Party, or its employees, accountants, attorneys or agents, to examine and copy any or all of its records at any time during Debtor's business hours.

            (j) Debtor will promptly notify the Secured Party of any loss of or material damage to any Collateral or of any substantial adverse change, known to Debtor, in any Collateral or the prospect of payment thereof.

            (k) Upon request by the Secured Party, whether such request is made before or after the occurrence of an Event of Default (as defined in Paragraph 9 hereof), Debtor will promptly deliver to the Secured Party in pledge all instruments, documents and chattel papers constituting Collateral, duly endorsed or assigned by Debtor.

            (l) Debtor will at all times keep its business all tangible Collateral insured against risks of fire (including so-called extended coverage), theft, collision (for Collateral consisting of motor vehicles) and such other risks and in such amounts as the Secured Party may reasonably request, with a Secured Party's loss payee endorsement to the Secured Party to the extent of its interest.

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

            (m) Debtor will pay or reimburse the Secured Party on demand for all costs of collection of any of the Obligations and all other out-of-pocket expenses (including in each case all reasonable attorneys' fees and legal expenses) incurred by the Secured Party in connection with the creation, perfection, protection, satisfaction, foreclosure or enforcement of the Security Interest or the creation, continuance or enforcement of this Agreement or any or all of the Obligations.

            (n) Debtor will use and keep the Collateral, and will require that others use and keep the Collateral, only for lawful purposes, without violation of any federal, state or local law, statute or ordinance.

            (o) Debtor represents and warrants that each item of tangible Collateral is currently located in the state of Washington unless another location has been disclosed to the Secured Party. Debtor agrees to provide the Secured Party with an updated list of each item of such Collateral upon request by the Secured Party. Debtor agrees to notify the Secured Party in writing before it changes the location of its chief executive office or the place where it keeps its books and records. The Debtor agrees not to remove any such Collateral from the states where it is currently located for more than sixty (60) days without the Secured Party's prior written consent and until all necessary filings have been made and other actions taken to continue the perfection of the Secured Party's Security Interest in such new location. The Secured Party's Security Interest attaches to all the Collateral wherever located, and the failure of Debtor to inform the Secured Party of the location of any item or items of Collateral shall not impair the Secured Party's Security Interest therein.

            (p) Debtor from time to time will execute and deliver or endorse any and all instruments, documents, conveyances, assignments, security agreements, financing statements and other agreements and writings which the Secured Party may reasonably request in order to secure, protect, perfect or enforce the Security Interest or the rights of the Secured Party under this Agreement (but any failure to request or assure that Debtor executes, delivers or endorses any such item shall not affect or impair the validity, sufficiency or enforceability of this Agreement and the Security Interest, regardless of whether any such item was or was not executed, delivered or endorsed in a similar context or on a prior occasion).

            (q) At such times as the Secured Party may require, the Debtor shall furnish to the Secured Party any records/information Secured Party might require. At reasonable times, the Secured Party may examine the Collateral and the Debtor's records pertaining to it, wherever located, and make copies of such records and the Debtor will assist the Secured Party in doing so.

            (r) Debtor shall provide Secured Party with monthly and annual financial statements including balance sheet and income statements and such other financial and business information as the Secured Party may reasonably request from time to time.

      If Debtor at any time fails to perform or observe any of the foregoing agreements, and if such failure shall continue for a period of fifteen (15) calendar days after the Secured Party gives Debtor written notice thereof (or in the case of the agreements contained in clauses (g) and (1) above, immediately upon the occurrence of such failure, without notice or lapse of time), the Secured Party may, but need not, perform or observe such agreement on behalf and in the name, place and stead of Debtor (or, at the Secured Party's option, in the Secured Party's name) and may, but need not, take any and all other actions which the Secured Party may reasonably deem necessary to cure or correct such failure (including, without limitation, the payment of taxes, the satisfaction of security interests, liens or encumbrances, the performance of obligations owed to account debtors or other obligors, the procurement and maintenance of insurance, the execution of assignments, security agreements and financing statements, and the endorsement of instruments); and Debtor shall thereupon pay to the Secured Party on demand the amount of all monies expended and all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by the Secured Party in connection with or as a result of the performance or observance of such agreements or the taking of such action by the Secured Party, together with interest thereon from the date expended or incurred at the highest lawful rate then applicable to any of the Obligations. To facilitate the performance or observance by the Secured Party of such agreements to Debtor, Debtor hereby irrevocably appoints the Secured Party, or the delegate of the Secured Party, acting alone, as the attorney-in-fact of Debtor with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file in the name and on behalf of Debtor any and all instruments, documents, assignments, security agreements, financing statements, applications for insurance and other agreements and writings required to be obtained, executed, delivered or endorsed by Debtor under this Paragraph 2.

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

      3. With respect to any or all rights to payment constituting Collateral the Secured Party may at any time (either before or after the occurrence of an Event of Default) notify any account debtor or other person obligated to pay the amount due that such right to payment has been assigned or transferred to the Secured Party for security and shall be paid directly to the Secured Party. Debtor will join in giving such notice, if the Secured Party so request. At any time after Debtor or the Secured Party gives such notice to an account debtor or other obligor, the Secured Party may, but need not, in the Secured Party's name or in Debtor's name, (i) demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such right to payment, or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligations (including collateral obligations) of any such account debtor or other obligor; and (ii) as agent and attorney-in-fact of Debtor notify the United States Postal Service to change the address for delivery of Debtor's mail to any address designated by the Secured Party and otherwise intercept, receive, open and dispose of Debtor's mail, applying all Collateral as permitted under this Agreement or the Loan Agreement and holding all other mail for Debtor's account or forwarding such mail to Debtor's last known address.

      4. As additional security for the payment and performance of the Obligations, Debtor hereby assigns to the Secured Party any and all monies (including, without limitation, proceeds of insurance and refunds of unearned premiums) due or to become due under, and all other rights of Debtor with respect to, any and all policies of insurance now or at any time hereafter covering the Collateral or any evidence thereof or any business records or valuable papers pertaining thereto, and Debtor hereby directs the issuer of any such policy to pay all such monies directly to the Secured Party, At any time, whether before or after the occurrence of any Event of Default, the Secured Party may (but need not), in the Secured Party's name or in Debtor's name, execute and deliver proof of claim, receive all such monies, endorse checks and other instruments representing payment of such monies, and adjust, litigate, compromise or release any claim against the issuer of any such policy.

      5. Upon the occurrence of any Event of Default and at any time thereafter, the Secured Party may exercise one or more of the following rights and remedies:
(i) declare all unmatured Obligations to be immediately due and payable, and the same shall thereupon be immediately due and payable, without presentment or other notice or demand (but the Secured Party expressly reserves the right to demand payment of any Obligation payable on demand, at any time, whether or not an Event of Default has occurred or is continuing); (ii) exercise and enforce any and all rights and remedies available upon default to a Secured Party under the Uniform Commercial Code, including, without limitation, the right to take possession of Collateral, or any evidence thereof, proceeding without judicial process or by judicial process (without a prior hearing or notice thereof, which Debtor hereby expressly waives) and the right to sell, lease or otherwise dispose of any or all of the Collateral, and in connection therewith Debtor will on demand assemble the collateral and make it available to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient to both parties, and the Secured Party shall have the right to take immediate possession of the Collateral and may enter any of the premises of Debtor or wherever the Collateral is located with or without process of law and to keep and store the same on said premises until sold (and if said premises be the property of Debtor, Debtor agrees not to charge the Secured Party or a purchaser from the Secured Party for storage thereof for a period of at least 90 days). If notice to Debtor of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given (in the manner specified in Paragraph 8) at least ten (10) calendar days prior to the date of intended disposition or other action; (iii) without notice or demand offset any indebtedness the Secured Party or any of its participants, successors or assigns then owes to Debtor, whether or not then due, against any Obligation then owed to the Secured Party or any of its participants, successors or assigns by Debtor, whether or not then due; and
(iv) exercise or enforce any and all other rights or remedies available by law or agreement against the Collateral, against Debtor, or against any other person or property. The proceeds of all sales and collections will be applied first to all reasonable expenses of retaking, holding, preparing for sale, selling and the like, including attorneys' fees and legal expenses (whether or not suit is commenced) including, without limitation, attorneys' fees and legal expenses incurred in connection with any appeal of a lower court's order or judgment and second to the payment (in whatever order the Secured Party elects) of all other Obligations chargeable to Debtor in connection with the loan transactions with Secured Party. Subject to the provisions of the Commercial Code, the Secured Party will return any excess to the Debtor and the Debtor shall remain liable to the Secured Party for any deficiency.

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

      6. This Agreement does not contemplate a sale of accounts, contract rights or chattel paper, and, as provided by law, Debtor is entitled to any surplus and shall remain liable for any deficiency. The Secured Party's duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled in the selection of the bailee or other third person, and the Secured Party need not otherwise preserve, protect, insure or care for any Collateral. The Secured Party shall not be obligated to preserve any rights Debtor may have against prior parties, to realize on the Collateral at all or in any particular manner in order or to apply any cash proceeds of the Collateral in any particular order of application.

      7. This Agreement can be waived, modified, amended, terminated or discharged, and the Security Interest can be released, only explicitly in a writing signed by the Secured Party. A waiver so signed shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any rights or remedies available to the Secured Party. All rights and remedies of the Secured Party shall be cumulative and may be exercised singularly in any order or sequence, or concurrently, at the Secured Party's option, and the exercise or enforcement of any such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other.

      8. Any communications, including notices and instructions, between the parties hereto or notices provided herein to be given may be given to the following addresses:

        -------------------------------------------------- ---------------------------------------
        if to HPI, at:                                     with a copy to:
           Hydrogen Power, Inc.                               Lang Michener LLP
           1942 Westlake Avenue, Suite 1010                   1500 Royal Centre, P.O. Box 11117
           Seattle, Washington 98101                          1055 West Georgia Street
           Facsimile:  (206) 728-2423                         Vancouver, British Columbia
           Attn:  James Matkin, Chairman                      V6E 4N7
                                                              Facsimile:  (604) 685-7084
                                                              Attn:  Michael Taylor

        -------------------------------------------------- ---------------------------------------
        if to the Secured Party, in care of:               with a copy to:

           Equitex, Inc.                                      Maslon Edelman Borman & Brand, LLP
           7315 East Peakview Avenue                          90 South Seventh Street, Suite 3300
           Englewood, Colorado  80111                         Minneapolis, Minnesota  55402
           Facsimile: (303) 796-9762                          Facsimile:  (612) 642-8358
           Attn:  Henry Fong, President                       Attn:  William M. Mower
        -------------------------------------------------- ---------------------------------------

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

All notices or other communications required or permitted to be given hereunder shall be in writing and shall be considered as properly given (a) on the date received in person, (b) on the date received by overnight delivery service (including Federal Express, UPS, ETA, Emery, DHL, AirBorne and other similar overnight delivery services), (c) on the fourth business day following the date mailed by first class United States mail, postage prepaid, registered or certified with return receipt requested, (d) on the next business day after being transmitted by telecopy or by other electronic means (including electronic mail). Any party shall have the right to change its address for notice hereunder to any other location within the continental United States by giving of notice to the other parties in the manner set forth hereinabove.

      9. As used herein, the term "Event of Default" shall have the meanings assigned to such term in the Note and any breach of this Agreement.

      10. This Agreement, and the Security Interest granted hereby, shall be binding upon Debtor, its successors and assigns, and shall inure to the benefit of and be enforceable by the Secured Party and each and all of its participants, successors and assigns, and shall be effective when executed by Debtor and delivered to the Secured Party whether or not this Agreement is executed by the Secured Party. All rights and powers specifically conferred upon the Secured Party may be transferred or delegated to any of the participants, successors or assigns of the Secured Party. Except to the extent otherwise required by law, this Agreement and the transaction evidenced hereby shall be governed by the substantive laws of the state in which this Agreement is accepted by the Secured Party. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect, and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby. All representations and warranties contained in this Agreement or in any other agreement between Debtor and the Secured Party shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Obligations. Debtor waives notice of the acceptance of this Agreement by the Secured Party.



                             Signature Page Follows


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

      IN WITNESS WHEREOF, the undersigned have hereunto affixed their signatures.

                                                     Secured Party:

HYDROGEN POWER, INC.                                 EQUITEX, INC.



By   James Matkin                                    By  Henry Fong
     ----------------------------------------           ------------------------
     Its Chairman                                        Its  President
         ------------------------------------                 ------------------

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